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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 5, 2002


                       STEWART & STEVENSON SERVICES, INC.
             (Exact name of registrant as specified in its charter)


          TEXAS                       0-8493                   74-1051605
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation)                                     Identification No.)


             2707 NORTH LOOP WEST
                 HOUSTON, TEXAS                               77008
      (Address of principal executive offices)             (Zip code)


       Registrant's telephone number, including area code: (713) 868-7700


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Item 5.  OTHER EVENTS.

On August 5, 2002, Stewart & Stevenson Services, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing the Company's Strategic Leadership Changes in Power Products Division.

Item 7.  EXHIBITS.

EXHIBIT 99.1      COMPANY PRESS RELEASE DATED AUGUST 5, 2002, TITLED
                  STEWART & STEVENSON ANNOUNCES STRATEGIC LEADERSHIP CHANGES IN POWER PRODUCTS DIVISION.

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                            STEWART & STEVENSON SERVICES, INC.


Date:  August 5, 2002       By:  /s/ John B. Simmons
                                    Name:  John B. Simmons
                                    Title: Vice President and Chief
                                           Financial Officer

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EXHIBIT INDEX

99.1 Company Press Release dated August 5, 2002, titled Stewart & Stevenson Announces Strategic Leadership Changes in Power Products Division.